UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
DTE Energy Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2020
To the Shareholders of DTE Energy Company:
Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and shareholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of DTE Energy Company (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, May 7, 2020 at 8:00 a.m., Eastern Daylight Time. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.
As described in the proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 10, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the Annual Meeting at web.lumiagm.com/270403247, you must enter the control number found on your proxy card, voting instruction form or notice. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.
By Order of the Board of Directors,

Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff
March 24, 2020
The Annual Meeting on May 7, 2020 at 8:00 a.m. Eastern Daylight Time is available at web.lumiagm.com/270403247 using meeting code dteenergy2020. The proxy statement and Annual Report are available on our Investor Relations website at ir.dteenergy.com. Additionally, you may access our proxy materials at proxydocs.com/dte.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

DTE ENERGY COMPANY

ANNUAL MEETING OF SHAREHOLDERS
Thursday, May 7, 2020
8:00 a.m. (EDT)

web.lumiagm.com/270403247

Important Notice Regarding the Availability of Proxy Materials for the
DTE Energy Company Annual Meeting of Shareholders to be Held on May 7, 2020 (“Notice”)
This Notice is hereby given that the Annual Meeting of Shareholders of DTE Energy Company will be held on Thursday, May 7, 2020 at 8:00 a.m. (EDT) online via live webcast:

•	Meeting ID: https://web.lumiagm.com/270403247.

•	The meeting code is: dteenergy2020 (case sensitive).

•	To submit questions in writing during the online Annual Meeting, you will need the 11-digit control number located in the upper right corner of your proxy card or notice.

•	If you do not have the control number, please sign in by selecting ‘General Access’.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Company’s 2020 proxy statement and Annual Report on Form 10-K are available to view at www.proxydocs.com/dte.
If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please see the reverse side of this notice on how to receive a paper copy.

Matters to be acted upon at the meeting are listed below:
The Board of Directors Recommends a Vote FOR Proposals 1, 2, and 3, and AGAINST Proposal 4.
Proposal 1: Elect twelve members of the Board of Directors for one year terms ending in 2021.

01	Gerard M. Anderson	05	Mark A. Murray	09	David A. Thomas
02	David A. Brandon	06	Gerardo Norcia	10	Gary H. Torgow
03	Charles G. McClure, Jr.	07	Ruth G. Shaw	11	James H. Vandenberghe
04	Gail J. McGovern	08	Robert C. Skaggs, Jr.	12	Valerie M. Williams
Proposal 2: Ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors.
Proposal 3: Provide a nonbinding vote to approve the Company’s executive compensation.
Proposal 4: Vote on a shareholder proposal to make additional disclosure of political contributions.

Shareholders may vote on any other matter that properly comes before the meeting.

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:
www.proxypush.com/dte
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on May 6, 2020. For DTE Energy Savings Plan participants, Internet and telephone voting are available through 11:59 p.m. (EDT) on May 4, 2020.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

:	Internet/Mobile - Access the Internet and go to www.investorelections.com/dte. Follow the instructions to log in, and order copies.

(	Telephone - Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

*	E-Mail - Send us an e-mail at paper@investorelections.com with “DTE Materials Request” in the subject line.
The e-mail must include:

•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials.

•	If you choose e-mail delivery you must include the e-mail address.

•
If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax Identification Number in the e-mail.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 23, 2020.
If you do not make this request, you will not receive a paper copy.

Important Information about the Notice of Proxy Materials
This notice regarding the online availability of proxy materials (Notice) is provided to certain shareholders in place of the printed materials for the upcoming Annual Meeting of Shareholders.
In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This will help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the annual shareholder meeting, proposals to be considered at the meeting and the Internet site where the proxy materials may be found.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐
TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

IMPORTANT

The interest and cooperation of all shareholders in our affairs are considered to be of the greatest importance to your management. Even if you expect to attend the annual meeting, it is urgently requested that, whether your share holdings are large or small, you promptly fill in, date, sign and return the enclosed proxy card in the envelope provided or vote by telephone or on the Internet. If you do so now, we will be saved the expense of follow-up notices.

The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3,
and AGAINST Proposal 4

Proposal 1.	Elect twelve members of the Board of Directors for one-year terms ending in 2021.
01	Gerard M. Anderson	07	Ruth G. Shaw	☐	Vote FOR all nominees	☐	Vote WITHHELD from all nominees (except as marked)
02	David A. Brandon	08	Robert C. Skaggs, Jr.
03	Charles G. McClure, Jr.	09	David A. Thomas
04	Gail J. McGovern	10	Gary H. Torgow
05	Mark A. Murray	11	James H. Vandenberghe
06	Gerardo Norcia	12	Valerie M. Williams

Please fold here - Do not separate

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
Proposal 2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors	☐	For	☐	Against	☐	Abstain
Proposal 3.	Provide a nonbinding vote to approve the Company's executive compensation	☐	For	☐	Against	☐	Abstain
Proposal 4.	Vote on a shareholder proposal to make additional disclosure of political contributions	☐	For	☐	Against	☐	Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED AS THE BOARD RECOMMENDS, EXCEPT AS INDICATED ON THE REVERSE.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on your Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the Proxy.

DTE ENERGY COMPANY
2020 ANNUAL MEETING OF SHAREHOLDERS
Dear Shareholder(s):
The Annual Meeting of Shareholders of DTE Energy Company will be held online via live webcast on Thursday, May 7, 2020 at 8:00 a.m. (EDT). To participate in the online meeting please visit:

•	Meeting ID: https://web.lumiagm.com/270403247.

•	The meeting code is: dteenergy2020 (case sensitive).

•	To submit questions in writing during the online Annual Meeting, you will need the 11-digit control number located in the upper right corner of your proxy card or notice.

•	If you do not have the control number, please sign in by selecting ‘General Access’.

Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff
proxy

DTE ENERGY COMPANY PROXY CARD AND VOTING INSTRUCTION FORM
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
By signing on the other side, I (we) appoint JoAnn Chavez, Lisa A. Muschong and Peter B. Oleksiak, any or all of them, as proxies to vote my (our) shares of Common Stock of DTE Energy Company at the Annual Meeting of Shareholders to be held on Thursday, May 7, 2020, and at all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the meeting.
If you sign and return this proxy, the shares will be voted as directed. If no direction is indicated, the shares will be voted FOR Proposals 1, 2 and 3, and AGAINST Proposal 4. Your telephone or Internet vote authorizes the named proxies to vote your shares as directed. Unless you have voted by telephone or Internet, or have returned a signed proxy, the shares cannot be voted for you (except that your broker can vote your shares on Proposal 2 without your instruction). If you are a registered shareholder, you can also vote your shares at the meeting.
For participants in one of the DTE Energy Company Savings Plans, by signing on the other side, you hereby direct Great-West Trust Company, LLC , as Trustee, to vote all shares of Common Stock of DTE Energy Company represented by your proportionate interest in the Trust at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 7, 2020, and at all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the meeting.
The Trustee is directed to vote as specified on the reverse. If you sign and return this form, but do not otherwise specify, the Trustee will vote FOR Proposals 1, 2 and 3, and AGAINST Proposal 4. Only the Trustee can vote your shares.
For participants in the DTE Electric Company Savings & Stock Ownership Plan for Employees Represented by Local 17 of the International Brotherhood of Electrical Workers, the DTE Electric Company Savings & Stock Ownership Plan for Employees Represented by Local 223 of the Utility Workers Union of America, and in the DTE Energy Plan portion of the DTE Energy Company Savings and Stock Ownership Plan: The Trustee only votes shares for which the Trustee has received your vote by telephone or Internet, or has received a signed voting instruction form.
For participants in the DTE Gas Company Investment and Stock Ownership Plan and in the Citizens Gas Plan and MCN Plan portions of the DTE Energy Company Savings and Stock Ownership Plan: Shares with respect to which the Trustee does not receive voting instructions will be voted by the Trustee in the same proportion as shares for which the Trustee receives voting instructions.
Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Your Internet or phone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

:	(	*
INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/dte	1-866-883-3382

Use the Internet to vote your proxy until 11:59 p.m. (EDT) on May 6, 2020.*	Use a touch-tone telephone to vote your proxy until 11:59 p.m. (EDT) on May 6, 2020.*	Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Mailed copies must be received by 11:59 p.m. (EDT) on May 6, 2020.

*For DTE Energy Savings Plan participants — Internet and telephone voting are available through 11:59 p.m. (EDT) on May 4, 2020.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your Proxy Card.